EXHIBIT B
RENT SCHEDULE

	11220 120th	11232 120th	11232 120th	11232 120th*	11232 120th*	11232 120th*
	Server Room	Suite 107,203	Suite 102,103,104	Suite 204,205,206	Suite 200	Suite 202	Monthly
	960 SF	2,850 SF	4,900 SF	10,200 SF	1,221 SF	2,229 SF	Total

09/01/07-12/31/07	$ 1,400.00	$ 3,135.87	$ 3,379.95	$ 8,816.65	$ 2,267.54	$ 3,027.75	$ 22,027.76
01/01/08-04/30/08	$ 1,400.00	$ 3,198.59	$ 3,447.55	$ 8,992.99	$ 2,267.54	$ 3,027.75	$ 22,334.42
05/01/08-05/31/08	$ 1,400.00	$ 3,198.59	$ 3,447.55	$ 8,992.99	$ 2,267.54	$ 3,088.31	$ 22,394.98
06/01/08-06/30/08	$ 1,400.00	$ 3,198.59	$ 3,447.55	$ 8,992.99	$ 2,290.21	$ 3,088.31	$ 22,417.65
07/01/08-12/31/08	$ 1,400.00	$ 3,198.59	$ 3,447.55	$ 8,992.99	$ 2,312.89	$ 3,088.31	$ 22,440.33

11232 120th
Suite 108-109
2,500 SF

04/1/07-11/30/07	$ 1,500.00						$ 1,500.00
12/1/07-11/30/08	$ 1,545.00						$ 1,545.00
12/1/07-11/30/09	$ 1,591.35						$ 1,591.35
12/1/07-11/30/10	$ 1,639.09						$ 1,639.09
12/1/07-11/30/11	$ 1,688.26						$ 1,688.26

*Semi-Gross to be defiined as including all NNN and/or CAM expenses except electricity and janitorial.